SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2005

                       MEDSTRONG INTERNATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-33035              95-4855709
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


                  350 Bedford Street, Suite 203, Stamford, CT      06901
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (203) 352-8800
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           Former name or former address, if changed since last report


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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Item 4.01. Change in Registrant's Certifying Accountant.


      On July 16, 2005, Medstrong International Corporation's ("we" or the "Company") Board of Directors was informed that the Company's independent auditors, Weinick Sanders Leventhal & Co., LLP ("WSL"), which had audited the Company's financial statements for the last three fiscal years ended December 31, 2004, 2003, and 2002, respectively, had resigned as the independent auditors for the Company effective that date.

      On July 27, 2005, our Board of Directors approved the appointment on that date of Raich Ende Malter & Co., LLP ("REM") as the Company's independent auditors for the fiscal year ending December 31, 2005.

      Our Board of Directors believes that the appointment of REM to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2005, and thereafter is in the best interests of the Company and its shareholders at this point in the development of the Company's business.

      None of WSL's reports on the Company's financial statements for any of the Company's past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of WSL, there were no disagreements with WSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of WSL, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no "reportable events" (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Company's two most recent fiscal years.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit No.                  Description


         16.1 Letter on change in certifying accountant from Weinick Sanders Leventhal & Co., LLP


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MEDSTRONG INTERNATIONAL CORPORATION


                            By:/s/ Jeanine Folz
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                               Jeanine Marie Folz, Chief Executive
                               and Principal Financial Officer
Date: July 29, 2005